FORM 8-K/A--CURRENT REPORT
                               (AMENDMENT NO. 1)
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  January 12, 1998


                                RSI SYSTEMS, INC.
                                -----------------

           MINNESOTA                      0-27106                 41-1767211
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

7400 Metro Boulevard, Suite 475, Edina, Minnesota                   55439
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    (Address of principle executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (612) 896-3020


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)


ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not Applicable

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not Applicable

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not Applicable

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ITEM 5.       OTHER EVENTS.

              Private Offering of Common Stock. On January 7, 1998, the Company closed on a minimum private placement of its common stock in which 1,341,255 shares were sold for $1.65 per share. Net proceeds were approximately $2,035,000.

              Including this transaction, on a proforma basis, the Company had a capital and surplus balance of approximately $2,836,000 and net tangible assets of approximately $2,836,000 on November 30, 1997, respectively. See press release attached as exhibit 19.1, and proforma financial statements, exhibit 20.1.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)      EXHIBITS

                       See Exhibit Index on Page 3 which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RSI Systems, Inc.
                                        -----------------


Date  January 12, 1998                   /s/ Donald C. Lies
      ---------------                   --------------------------------------
                                        Donald C. Lies
                                        President and Chief Executive Officer

                                RSI SYSTEMS, INC.
                            EXHIBIT INDEX TO FORM 8-K/A


EXHIBIT NO.             TITLE OF DOCUMENT                METHOD OF FILING

   19.1         Press release regarding private   Filed herewith electronically.
                placement.

   20.1         Proforma financial statements     Filed herewith electronically.
                as of November 30, 1997.

   27.1         Financial Data Schedule           Filed herewith electronically.